Reconciliations of Non-GAAP Financial Measures

June 30, 2019

(Unaudited)

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net income attributable to common stockholders	$83,677	$193,580	$5,973	$253,490
Add:
Depreciation and amortization of real estate assets	49,476	46,828	94,425	94,833
Depreciation and amortization of real estate assets related to noncontrolling interests	(39)	(40)	(79)	(80)
Depreciation and amortization of real estate assets related to unconsolidated joint venture	5,347	6,163	10,663	10,715
Net gain on sales of real estate	(2,755)	(142,903)	(1,235)	(142,431)
Net loss on sales of real estate related to unconsolidated joint venture	1,690	—	1,690	—
Impairment of real estate	2,002	881	105,136	1,413
FFO attributable to common stockholders	$139,398	$104,509	$216,573	$217,940
Lease termination income	(66,948)	—	(66,948)	—
Loss on extinguishment of debt	10,119	—	10,119	—
Provision for (recovery of) doubtful accounts and loan losses, net	193	(829)	1,400	(1,692)
Other normalizing items (1)	1,918	5,995	8,958	5,188
Normalized FFO attributable to common stockholders	$84,680	$109,675	$170,102	$221,436
FFO attributable to common stockholders	$139,398	$104,509	$216,573	$217,940
Merger and acquisition costs	56	112	62	442
Stock-based compensation expense	2,795	2,704	5,570	3,839
Straight-line rental income adjustments	(5,242)	(12,189)	(10,710)	(23,752)
Amortization of above and below market lease intangibles, net	(1,601)	(684)	2,703	(1,368)
Non-cash interest income adjustments	(563)	(604)	(1,125)	(1,174)
Non-cash interest expense	2,762	2,516	5,323	4,997
Non-cash portion of loss on extinguishment of debt	3,224	—	3,224	—
Provision for doubtful straight-line rental income, loan losses and other reserves	193	311	1,400	2,492
Non-cash lease termination income	(9,725)	—	(9,725)	—
Other non-cash adjustments related to unconsolidated joint venture	1,031	782	2,146	1,014
Other non-cash adjustments	46	15	98	30
AFFO attributable to common stockholders	$132,374	$97,472	$215,539	$204,460
Cash portion of lease termination income	(57,223)	—	(57,223)	—
Cash portion of loss on extinguishment of debt	6,895	—	6,895	—
Recovery of doubtful cash income	—	(985)	—	(1,951)
Other normalizing items (1)	1,885	5,766	3,017	4,782
Normalized AFFO attributable to common stockholders	$83,931	$102,253	$168,228	$207,291
Amounts per diluted common share attributable to common stockholders:
Net income	$0.46	$1.08	$0.03	$1.42
FFO	$0.76	$0.58	$1.20	$1.22
Normalized FFO	$0.46	$0.61	$0.94	$1.24
AFFO	$0.72	$0.54	$1.19	$1.14
Normalized AFFO	$0.46	$0.57	$0.93	$1.16
Weighted average number of common shares outstanding, diluted:
Net income, FFO and Normalized FFO	182,254,100	178,684,024	180,637,059	178,600,789
AFFO and Normalized AFFO	183,007,434	179,226,155	181,457,685	179,215,960

(1)
The three and six months ended June 30, 2019 include $1.0 million of incremental interest expense related to the redemption of the 2021 Notes. For AFFO, the six months ended June 30, 2019 also includes $5.9 million of write-offs related to above/below market rent intangibles. The three and six months ended June 30, 2018 include $5.5 million of capitalized issuance costs written off as a result of the preferred stock redemption. The six months ended June 30, 2018 also includes a contingency fee of $2.0 million earned during the period related to a legacy CCP investment. In addition, other normalizing items for FFO include un-reimbursed triple-net operating expenses and CCP merger and transition costs and other normalizing items for AFFO include un-reimbursed triple-net operating expenses and CCP transition costs.

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA, and Annualized Adjusted EBITDA, As Adjusted
(in thousands)

	Trailing Twelve Months Ended	Year Ended
	June 30, 2019	December 31, 2018
Net income attributable to Sabra Health Care REIT, Inc.	$21,797	$279,082
Interest	144,457	147,106
Income tax expense	3,361	3,011
Depreciation and amortization	190,971	191,379
EBITDA	$360,586	$620,578

Loss from unconsolidated joint venture	8,560	5,431
Distributions from unconsolidated joint venture	12,183	8,910
Stock-based compensation expense	9,379	7,648
Merger and acquisition costs	256	636
CCP transition costs	657	1,461
Provision for doubtful straight-line rental income, loan losses and other reserves	40,161	33,281
Impairment of real estate	105,136	1,413
Loss on extinguishment of debt	13,036	2,917
Other loss	5,348	239
Lease termination income	(66,948)	—
Net gain on sales of real estate	12,998	(128,198)
Adjusted EBITDA (1)	$501,352	$554,316

Annualizing adjustments (2)	(3,850)	(354)
Annualized Adjusted EBITDA (3)	$497,502	$553,962

Adjustment for:
Distributions from unconsolidated joint venture	(12,183)	(8,910)
EBITDA from unconsolidated joint venture (4)	37,113	35,960
Annualized Adjusted EBITDA, as adjusted (5)	$522,432	$581,012

(1)
Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.

(2)
Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the respective period as though such acquisitions and dispositions were completed as of the beginning of the period.

(3)	Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above.

(4)	Represents Sabra’s pro rata share of unconsolidated joint venture EBITDA.

(5)	Annualized Adjusted EBITDA, as adjusted is used in the calculation of Net Debt to Adjusted EBITDA - Including Unconsolidated Joint Venture.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Condensed Consolidated Statements of (Loss) Income
Supplemental Information
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Cash rental income	$101,200	$131,356	$212,204	$263,364
Straight-line rental income	5,242	12,189	10,710	23,752
Above/below market lease amortization	1,601	684	(2,703)	1,368
Recoveries	4,757	—	8,976	—
Rental and related revenues	$112,800	$144,229	$229,187	$288,484

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended June 30, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$52,008	$7,072	$(312)	$(3,647)	$3,113	$9,787	$70,495	$(51,720)	$83,683
Adjustments:
Depreciation and amortization	28,224	4,672	12,332	—	17,004	4,236	—	12	49,476
Interest	676	450	—	—	450	—	—	32,482	33,608
General and administrative	—	—	—	—	—	—	—	8,059	8,059
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	193	193
Impairment of real estate	2,002	—	—	—	—	—	—	—	2,002
Loss on extinguishment of debt	—	—	—	—	—	—	—	10,119	10,119
Other income	—	—	—	—	—	—	—	1	1
Net gain on sales of real estate	(2,262)	(305)	(188)	—	(493)	—	—	—	(2,755)
Loss from unconsolidated JV	—	—	—	3,647	3,647	—	—	—	3,647
Income tax expense	—	—	—	—	—	—	—	854	854
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,361	9,361	—	—	—	9,361

Net Operating Income	$80,648	$11,889	$11,832	$9,361	$33,082	$14,023	$70,495	$—	$198,248

Non-cash revenue and expense adjustments	(4,945)	(643)	—	—	(643)	(1,227)	(10,288)	—	(17,103)

Cash Net Operating Income	$75,703	$11,246	$11,832	$9,361	$32,439	$12,796	$60,207	$—	$181,145

Cash Net Operating Income not included in same store	(121)	(314)	(6,952)	20	(7,246)	(345)

Same store Cash Net Operating Income	$75,582	$10,932	$4,880	$9,381	$25,193	$12,451

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended March 31, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net (loss) income	$(56,728)	$9,626	$2,644	$(1,383)	$10,887	$9,845	$3,325	$(45,021)	$(77,692)
Adjustments:
Depreciation and amortization	29,601	8,803	2,377	—	11,180	4,156	—	12	44,949
Interest	687	454	—	—	454	—	—	35,177	36,318
General and administrative	—	—	—	—	—	—	—	8,184	8,184
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	1,207	1,207
Impairment of real estate	99,353	3,781	—	—	3,781	—	—	—	103,134
Other income	—	—	—	—	—	—	—	(171)	(171)
Net loss on sales of real estate	1,520	—	—	—	—	—	—	—	1,520
Loss from unconsolidated JV	—	—	—	1,383	1,383	—	—	—	1,383
Income tax expense	—	—	—	—	—	—	—	612	612
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,829	9,829	—	—	—	9,829

Net Operating Income	$74,433	$22,664	$5,021	$9,829	$37,514	$14,001	$3,325	$—	$129,273

Non-cash revenue adjustments	978	(716)	—	—	(716)	(1,393)	(562)	—	(1,693)
Foreign exchange rate adjustment	—	—	(16)	—	(16)	—	—	—	(16)

Cash Net Operating Income	$75,411	$21,948	$5,005	$9,829	$36,782	$12,608	$2,763	$—	$127,564

Cash Net Operating Income not included in same store	(3,611)	(10,216)	—	6	(10,210)	(325)

Same store Cash Net Operating Income	$71,800	$11,732	$5,005	$9,835	$26,572	$12,283

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended December 31, 2018
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$33,892	$12,435	$2,776	$(1,805)	$13,406	$9,533	$3,844	$(80,058)	$(19,383)
Adjustments:
Depreciation and amortization	32,440	8,889	2,371	—	11,260	4,156	—	222	48,078
Interest	1,656	458	—	—	458	—	—	35,112	37,226
General and administrative	—	—	—	—	—	—	—	11,341	11,341
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	29,626	29,626
Loss on extinguishment of debt	—	—	—	—	—	—	—	2,917	2,917
Other income	—	—	—	—	—	—	—	(324)	(324)
Net loss on sales of real estate	12,581	1,614	52	—	1,666	—	—	—	14,247
Loss from unconsolidated JV	—	—	—	1,805	1,805	—	—	—	1,805
Income tax expense	—	—	—	—	—	—	—	1,164	1,164
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	9,918	9,918	—	—	—	9,918

Net Operating Income	$80,569	$23,396	$5,199	$9,918	$38,513	$13,689	$3,844	$—	$136,615

Non-cash revenue adjustments	(3,196)	(1,521)	—	—	(1,521)	(1,512)	(578)	—	(6,807)
Foreign exchange rate adjustment	—	—	(31)	—	(31)	—	—	—	(31)

Cash Net Operating Income	$77,373	$21,875	$5,168	$9,918	$36,961	$12,177	$3,266	$—	$129,777

Cash Net Operating Income not included in same store			(27)	34

Same store Cash Net Operating Income			$5,141	$9,952

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended September 30, 2018
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$57,540	$15,391	$2,073	$(1,725)	$15,739	$9,455	$3,932	$(51,438)	$35,228
Adjustments:
Depreciation and amortization	32,609	8,739	2,719	—	11,458	4,180	—	221	48,468
Interest	2,105	462	—	—	462	—	—	34,738	37,305
General and administrative	—	—	—	—	—	—	—	8,173	8,173
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	8,910	8,910
Other income	—	—	—	—	—	—	—	(1,336)	(1,336)
Net gain on sales of real estate	(2)	(12)	—	—	(12)	—	—	—	(14)
Loss from unconsolidated JV	—	—	—	1,725	1,725	—	—	—	1,725
Income tax expense	—	—	—	—	—	—	—	732	732
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	8,747	8,747	—	—	—	8,747

Net Operating Income	$92,252	$24,580	$4,792	$8,747	$38,119	$13,635	$3,932	$—	$147,938

Non-cash revenue adjustments	(719)	(2,839)	—	—	(2,839)	(1,535)	(547)	—	(5,640)
Foreign exchange rate adjustment	—	—	(49)	—	(49)	—	—	—	(49)

Cash Net Operating Income	$91,533	$21,741	$4,743	$8,747	$35,231	$12,100	$3,385	$—	$142,249

Cash Net Operating Income not included in same store			(81)	24

Same store Cash Net Operating Income			$4,662	$8,771

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended June 30, 2018
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net income (loss)	$196,515	$33,787	$2,582	$(2,347)	$34,022	$9,460	$4,553	$(43,761)	$200,789
Adjustments:
Depreciation and amortization	31,369	8,438	2,649	—	11,087	4,150	—	222	46,828
Interest	2,063	469	—	—	469	—	—	34,225	36,757
General and administrative	—	—	—	—	—	—	—	9,383	9,383
Recovery of doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	(674)	(674)
Impairment of real estate	881	—	—	—	—	—	—	—	881
Net gain on sales of real estate	(125,002)	(17,901)	—	—	(17,901)	—	—	—	(142,903)
Loss from unconsolidated JV	—	—	—	2,347	2,347	—	—	—	2,347
Income tax expense	—	—	—	—	—	—	—	605	605
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	8,727	8,727	—	—	—	8,727

Net Operating Income	$105,826	$24,793	$5,231	$8,727	$38,751	$13,610	$4,553	$—	$162,740

Non-cash revenue adjustments	(8,387)	(2,875)	—	—	(2,875)	(1,610)	(605)	—	(13,477)
Foreign exchange rate adjustment	—	—	(86)	—	(86)	—	—	—	(86)

Cash Net Operating Income	$97,439	$21,918	$5,145	$8,727	$35,790	$12,000	$3,948	$—	$149,177

Cash Net Operating Income not included in same store			(110)	7

Same store Cash Net Operating Income			$5,035	$8,734

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Six Months Ended June 30, 2019
	Skilled Nursing/ Transitional Care	Senior Housing				Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (Wholly-Owned)	Senior Housing - Managed (Unconsolidated JV)	Total Senior Housing		Interest and Other Income	Corporate	Total
Net (loss) income	$(4,720)	$16,698	$2,332	$(5,030)	$14,000	$19,632	$73,820	$(96,741)	$5,991
Adjustments:
Depreciation and amortization	57,825	13,475	14,709	—	28,184	8,392	—	24	94,425
Interest	1,363	904	—	—	904	—	—	67,659	69,926
General and administrative	—	—	—	—	—	—	—	16,243	16,243
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	1,400	1,400
Impairment of real estate	101,355	3,781	—	—	3,781	—	—	—	105,136
Loss on extinguishment of debt	—	—	—	—	—	—	—	10,119	10,119
Other income	—	—	—	—	—	—	—	(170)	(170)
Net gain on sales of real estate	(742)	(305)	(188)	—	(493)	—	—	—	(1,235)
Loss from unconsolidated JV	—	—	—	5,030	5,030	—	—	—	5,030
Income tax expense	—	—	—	—	—	—	—	1,466	1,466
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	19,190	19,190	—	—	—	19,190

Net Operating Income	$155,081	$34,553	$16,853	$19,190	$70,596	$28,024	$73,820	$—	$327,521

Non-cash revenue and expense adjustments	(3,967)	(1,359)	—	—	(1,359)	(2,620)	(10,850)	—	(18,796)

Cash Net Operating Income	$151,114	$33,194	$16,853	$19,190	$69,237	$25,404	$62,970	$—	$308,725

Annualizing adjustments	169,007	17,502	30,473	18,254	66,229	24,718	5,155	—	265,109
Cash portion of lease termination income	—	—	—	—	—	—	(57,223)	—	(57,223)

Annualized Cash Net Operating Income	$320,121	$50,696	$47,326	$37,444	$135,466	$50,122	$10,902	$—	$516,611

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Type
(in thousands)

	Six Months Ended June 30, 2019
	Private Payors	Non-Private Payors	Interest and Other Income	Corporate	Total
Net income (loss)	$6,427	$22,485	$73,820	$(96,741)	$5,991
Adjustments:
Depreciation and amortization	42,411	51,990	—	24	94,425
Interest	1,049	1,218	—	67,659	69,926
General and administrative	—	—	—	16,243	16,243
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	1,400	1,400
Impairment of real estate	35,354	69,782	—	—	105,136
Loss on extinguishment of debt	—	—	—	10,119	10,119
Other income	—	—	—	(170)	(170)
Net loss (gain) on sales of real estate	539	(1,774)	—	—	(1,235)
Loss from unconsolidated JV	5,030	—	—	—	5,030
Income tax expense	—	—	—	1,466	1,466
Sabra’s share of unconsolidated JV Net Operating Income	19,190	—	—	—	19,190

Net Operating Income	$110,000	$143,701	$73,820	$—	$327,521

Non-cash revenue and expense adjustments	(4,570)	(3,376)	(10,850)	—	(18,796)

Cash Net Operating Income	$105,430	$140,325	$62,970	$—	$308,725

Annualizing adjustments	103,667	156,287	5,155	—	265,109
Cash portion of lease termination income	—	—	(57,223)	—	(57,223)

Annualized Cash Net Operating Income	$209,097	$296,612	$10,902	$—	$516,611

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Six Months Ended June 30, 2019
	Enlivant	Avamere Family of Companies	North American Healthcare	Signature Healthcare	Cadia Healthcare	Signature Behavioral	Holiday AL Holdings LP	Genesis Healthcare, Inc.	Healthmark Group	The McGuire Group	All Other Relationships	Corporate	Total
Net (loss) income	$(1,769)	$16,899	$14,719	$11,296	$5,175	$11,824	$1,882	$7,127	$5,599	$6,909	$23,071	$(96,741)	$5,991
Adjustments:
Depreciation and amortization	1,942	6,138	5,607	7,327	5,121	4,905	13,832	1,452	2,401	3,563	42,113	24	94,425
Interest	—	—	—	—	—	—	—	1,476	—	—	791	67,659	69,926
General and administrative	—	—	—	—	—	—	—	—	—	—	—	16,243	16,243
Provision for doubtful accounts, straight-line rental income and loan losses	—	—	—	—	—	—	—	—	—	—	—	1,400	1,400
Impairment of real estate	—	—	—	—	—	—	—	—	—	—	105,136	—	105,136
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	10,119	10,119
Other income	—	—	—	—	—	—	—	—	—	—	—	(170)	(170)
Net loss (gain) on sales of real estate	—	—	—	1,211	—	—	—	—	—	—	(2,446)	—	(1,235)
Loss from unconsolidated JV	5,030	—	—	—	—	—	—	—	—	—	—	—	5,030
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	1,466	1,466
Sabra’s share of unconsolidated JV Net Operating Income	19,190	—	—	—	—	—	—	—	—	—	—	—	19,190

Net Operating Income	$24,393	$23,037	$20,326	$19,834	$10,296	$16,729	$15,714	$10,055	$8,000	$10,472	$168,665	$—	$327,521

Non-cash revenue and expense adjustments	—	(2,347)	(1,985)	(1,583)	(42)	(683)	—	2,045	4	(2,751)	(11,454)	—	(18,796)

Cash Net Operating Income	$24,393	$20,690	$18,341	$18,251	$10,254	$16,046	$15,714	$12,100	$8,004	$7,721	$157,211	$—	$308,725

Annualizing adjustments	22,969	21,634	18,340	18,312	24,933	16,681	12,095	12,101	8,715	7,771	101,558	—	265,109
Cash portion of lease termination income	—	—	—	—	—	—	—	—	—	—	(57,223)	—	(57,223)

Annualized Cash Net Operating Income	$47,362	$42,324	$36,681	$36,563	$35,187	$32,727	$27,809	$24,201	$16,719	$15,492	$201,546	$—	$516,611

See reporting definitions.	12

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS

Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are net of repositioning reserves, if applicable.
Cash Net Operating Income (“Cash NOI”).   The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income.
Funds From Operations Attributable to Common Stockholders (“FFO”) and Adjusted Funds from Operations Attributable to Common Stockholders (“AFFO”). The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations attributable to common stockholders, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and adjusted funds from operations attributable to common stockholders, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income attributable to common stockholders, as defined by GAAP. FFO is defined as net income attributable to common stockholders, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint venture, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint venture, and real estate impairment charges. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, straight-line rental income adjustments, amortization of above and below market lease intangibles, non-cash interest income adjustments, non-cash interest expense, change in fair value of contingent consideration, non-cash portion of loss on extinguishment of debt, provision for doubtful straight-line rental income, loan losses and other reserves and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income attributable to common stockholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently than the Company does.
Net Operating Income (“NOI”).  The Company believes that net income attributable to common stockholders as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.

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